                                   [GRAPHIC]

                                                                Quarterly Report
                                                                  April 30, 2001



                           The Italy Fund Inc. [LOGO]

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[GRAPHIC]
ITA

Dear Shareholder:

We are pleased to present the quarterly report for The Italy Fund Inc. ("Fund") for the three months ended April 30, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the sections that follow. We hope you find this report useful and informative.

Special Shareholder Notices

On May 9, 2001, the Board of Directors ("Board") approved a tender offer expected to be conducted during June and July of this year as part of the Board and Management's effort to enhance shareholder value.

Under the terms approved by the Fund's Board, the Fund will, pursuant to due notification, commence a tender offer for up to 1,691,573 shares, which represents 25% of its issued and outstanding shares of common stock. The offer will be for cash at a price equal to 95% of the net asset value ("NAV") per share determined as of the close of the regular trading session of the New York Stock Exchange, the principal market in which the shares are traded, on the day after the date the offer expires. The terms and conditions of the offer will be set forth in the Fund's Offer to Purchase and the related Letter of Transmittal. Information pertaining to the tender offer will be mailed to all shareholders shortly.

On May 21, 2001, the Board declared a distribution of $1.21 per share from long-term capital gains. This long-term capital gains distribution is payable June 8, 2001 to shareholders of record as of June 5, 2001. The ex-dividend date was June 1, 2001. The Fund anticipates that the previously mentioned tender offer will commence shortly after the capital gains distribution has been paid and distributed.

Performance Update

For the three months ended April 30, 2001, the Fund returned negative 15.81% based on market price and negative 13.20% based on NAV. In comparison, the Morgan Stanley Capital International Index ("MSCI Italy")/1/, Milan MIBtel 30 Index ("MIBtel 30")/2/ and the BCI General Index (BCI Index)/3/ returned negative 11.15%, negative 8.61% and negative 12.59%, respectively, for the same period.

--------
1 The MSCI Italy is comprised of 50 companies traded on the Milan Stock
  Exchange. Please note that an investor cannot invest directly in an index. 2 The MIBtel 30 is comprised of 30 of the most liquid and highly capitalized stocks listed on the Milan Stock Exchange, which account for 70% of the exchange's total market cap. Please note that an investor cannot invest directly in an index.
3 The BCI Index is comprised of 296 companies traded on the Milan Stock
  Exchange. Please note that an investor cannot invest directly in an index.

                                      1

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ITA

The table below summarizes the Fund's average annual total returns based on market value and NAV for the period ended April 30, 2001.

The Italy Fund Inc.
Average Annual Total Returns for the Period Ended April 30, 2001


                                      Market Price   NAV
                                      ------------  -----
                      One Year           (5.51)%   (5.98)%
                      Three Years        13.74     12.62
                      Ten Years          10.27      9.83
                      Since Inception     7.27      8.76

The Italian Economy and Portfolio Update

We take a "bottom-up" approach to stock selection, meaning that we look for solid companies with strong growth prospects rather than trying to define specific economic or market trends. Our belief is that good companies come in many different shapes and sizes, and should thrive over the long term regardless of the latest financial trends. Since we last reported to you in January 2001, the following portfolio changes were made:

 . In order to comply with the "diversification rule" of not having more than half of the portfolio invested in positions representing greater than 5% of total net assets, we reduced the Fund's weightings in Banca Fideuram, Saipem, Autogrill, Alleanza and Bayerishe Vita. We reduced all positions to just below 5%, as the fundamentals for each company remain sound, in our opinion.

 . We also reduced our holding in Telecom Italia, since its proposed conversion of savings shares into ordinary shares will drain some 8-10 billion euros from the market, of which nearly half will be paid back through a share buy-back.

 . We added to our investments in Ducati, Parmalat and Gucci.

 . We established a new position in Beni Stabili. Beni Stabili's portfolio is concentrated in commercial properties located in Rome, Milan and Turin. Historical business has a low return on equity, but is destined to improve, we believe, because of optimization of rents achieved through a reduction of its vacancy rate; new property development activities; an improvement of management fees coming from property funds; and an improvement of already existing property activities (brokerage and consultancy).


                                      2

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Stock price valuations in Italy continue to be less expensive than those in the
U.S. At the time of this report, Italian stocks were selling at an average of
9.3 times their price to 2001 projected cash flow. U.S. stocks, by comparison, trade at 13.6 times, while the average European stock trades at 9.2 times. Corporate restructurings in Europe and lower tax rates lead us to anticipate that corporate profits will grow by about 5% in 2001. This is in line with other European countries, and well above earnings estimates for the U.S.

Many changes currently taking place in Italy point to the long-term potential of this market. These changes include the new, mandatory quarterly reporting requirements that were put into place in January 2001; various corporate initiatives to enhance shareholder value; and the introduction of several stock buy-back programs. Moreover, the Euro is, in our opinion, substantially undervalued.

We believe that the Italian equity market is in an upward trend that is being further propelled by the switch by private investors from fixed income and money market funds to equity mutual funds. The net inflow for Italian mutual funds in April 2001 was higher than expected. Both equity and fixed income funds brought in 2.27 billion euros, compared to net redemtions of 2.75 billion euros in March 2001. Equity funds alone recorded a net inflow of 1 billion euros in April 2001, compared to a net outflow of 4.4 billion euros in March.

Moreover, Italian regulatory reform in 1998 created more variety among pooled investment products and greater investor access to them. For example, between 1996 and 1998, Italian fund assets under management grew at triple-digit rates, and the rating agency report forecasts annual growth in total assets of 15% to 25% until 2003. This increase in demand for Italian mutual funds should place upward pressure on the share price of closed end funds such as The Italy Fund Inc.


                                      3

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ITA

In closing, and while no assurances can be given, we believe that the Italian stock market will continue to reward the patient, long-term investor.

Sincerely,

             /s/ Heath B. McLendon                 /s/ Mario d'Urso
             Heath B. McLendon                     Mario d'Urso
             Chairman                              President

             /s/ Rein W. van der Does
             Rein W. van der Does
             Vice President and Investment Officer

May 15, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 6 and 7 for a list and percentage breakdown of the Fund's holdings or the percentage of the Fund's assets held in various sectors. Also, please note that any discussion of the Fund's holdings is as of April 30, 2001 and is subject to change.

                                      4

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ITA

The Italy Fund's Sectorial Structure*
----------------------------------------------------------
April 30, 2001 (unaudited)

[CHART]

Telecommunications-Wireless    10%
Automotive                      1%
Banking                        13%
Construction                    5%
Consumer Cyclical Textiles      5%
Consumer Staples-Food           9%
Energy Exploration              5%
Energy-International            4%
Insurance                      13%
Miscellaneous                   0%**
Media Group                    11%
Pharmaceuticals                 7%
Real Estate Management/Service  2%
Telecommunications-Telephone   15%

BCI General Index Sectorial Structure
----------------------------------------------------------
April 30, 2001 (unaudited)

[CHART]

Miscellaneous          9%
Engineering            1%
Utilities              7%
Automotive             3%
Banking               23%
Energy/Gas            19%
Insurance             12%
Media/Printing         3%
Telecommunications    23%

*  As a percentage of total investments.
** Represents less than 1% of total investments.

                                      5

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The Italy Fund Inc.

Schedule of Investments
April 30, 2001 (unaudited)
----------------------------------------------------------

          Shares                   Security                   Value

         --------------------------------------------------------------

         COMMON STOCK -- 100.0%

         Automotive -- 1.1%
           500,000 Ducati Motor Holding S.p.A.............. $  786,860
                                                            ----------
         Banking -- 12.8%
           290,000 Banca Fideuram S.p.A.+..................  3,512,962
         1,080,000 BIPOP - Carire S.p.A.+..................  5,467,505
                                                            ----------
                                                             8,980,467
                                                            ----------
         Construction -- 4.7%
           366,000 Buzzi Unicem S.p.A. di Risp NC+++.......  3,309,867
                                                            ----------
         Consumer Cyclical Textiles -- 4.5%
            35,000 Gucci Group N.V. - NY Registered Shares+  3,186,750
                                                            ----------
         Consumer Staples - Food -- 9.1%
           320,027 Autogrill S.p.A.+.......................  3,598,636
         2,000,000 Parmalat Finanziara S.p.A.+.............  2,833,584
                                                            ----------
                                                             6,432,220
                                                            ----------
         Energy Exploration -- 5.3%
           575,000 Saipem S.p.A.+..........................  3,768,419
                                                            ----------
         Energy - International -- 4.3%
           440,000 ENI S.p.A.+.............................  3,013,565
                                                            ----------
         Insurance -- 12.8%
           260,000 Alleanza Assicurazioni S.p.A.+..........  3,295,469
            80,000 Assicurazioni Generali S.p.A.+..........  2,578,242
           300,000 Bayerische Vita S.p.A...................  3,141,235
                                                            ----------
                                                             9,014,946
                                                            ----------
         Media Group -- 11.4%
           100,000 Caltagirone Editore S.p.A...............  1,035,552
           363,316 Gruppo Editoriale L'Espresso S.p.A.+....  2,032,239
           300,000 Mediaset S.p.A.+........................  3,487,809
         1,346,800 Seat - Pagine Gialle S.p.A.+............  1,468,715
                                                            ----------
                                                             8,024,315
                                                            ----------

See Notes to Financial Statements.

                                      6

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ITA

The Italy Fund Inc.

Schedule of Investments
April 30, 2001 (unaudited) (continued)
----------------------------------------------------------

            Shares                Security                  Value

           ----------------------------------------------------------

           Miscellaneous -- 0.1%
               4,220 ETF Group*......................... $    78,408
                                                         -----------
           Pharmaceuticals -- 6.8%
             419,500 Recordati S.p.A.+..................   4,760,705
                                                         -----------
           Real Estate Management/Services -- 2.2%
           3,000,000 Beni Stabili S.p.A.................   1,513,166
                                                         -----------
           Telecommunications - Telephone -- 15.2%
             410,000 Telecom Italia S.p.A.+.............   4,542,752
             990,000 Telecom Italia S.p.A. di Risp NC+++   6,157,327
                                                         -----------
                                                          10,700,079
                                                         -----------
           Telecommunications - Wireless -- 9.7%
             990,000 Telecom Italia Mobile S.p.A.+......   6,793,697
                                                         -----------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $45,647,788**)............ $70,363,464
                                                         ===========

--------
 + All or a portion of this security is on loan (See Note 6).
++ Risp NC - Risparmio Non-Convertible (non-convertible savings shares).
 * Security is valued by the Fund's Board of Directors and is restricted as to re-sale (See Note 4).
** Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.

                                      7

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The Italy Fund Inc.

Statement of Assets and Liabilities
April 30, 2001 (unaudited)
----------------------------------------------------------

ASSETS:
Investments, at value (Cost -- $45,647,788)...................... $ 70,363,464
Foreign currency, at value (Cost -- $4,566,803)..................    4,567,078
Collateral for securities on loan (Note 6).......................   45,910,774
Dividends and interest receivable................................       40,228
                                                                  ------------
Total Assets.....................................................  120,881,544
                                                                  ------------

LIABILITIES:
Payable for securities on loan (Note 6)..........................   45,910,774
Management fee payable...........................................       58,355
Payable to bank..................................................        1,578
Accrued expenses.................................................      133,591
                                                                  ------------
Total Liabilities................................................   46,104,298
                                                                  ------------
Total Net Assets................................................. $ 74,777,246
                                                                  ============

NET ASSETS:
Par value of capital shares...................................... $     67,668
Capital paid in excess of par value..............................   38,437,010
Accumulated net investment loss..................................     (506,616)
Accumulated net realized gain from security transactions and
  foreign currencies.............................................   12,065,717
Net unrealized appreciation of investments and foreign currencies   24,713,467
                                                                  ------------

Total Net Assets
(Equivalent to $11.05 a share on 6,766,793 shares of $0.01
par value outstanding; 20,000,000 shares authorized)............. $ 74,777,246
                                                                  ============

See Notes to Financial Statements.

                                      8

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The Italy Fund Inc.

Statement of Operations
For the Three Months Ended April 30, 2001 (unaudited)
----------------------------------------------------------

INVESTMENT INCOME:
Interest.................................................. $     69,076
Dividends.................................................       26,712
Less: Foreign withholding tax.............................       (4,006)
                                                           ------------
Total Investment Income...................................       91,782
                                                           ------------

EXPENSES:
Management fee (Note 2)...................................      137,011
Custody...................................................       38,601
Administration fee (Note 2)...............................       36,536
Audit and legal...........................................       34,185
Shareholder communications................................       18,287
Directors' fees...........................................       16,946
Shareholder and system servicing fees.....................       11,460
Registration fees.........................................        3,942
Pricing service fees......................................          121
Other.....................................................        3,834
                                                           ------------
Total Expenses............................................      300,923
                                                           ------------
Net Investment Loss.......................................     (209,141)
                                                           ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
Realized Gain (Loss) From:
 Security transactions (excluding short-term securities)..    3,909,641
 Foreign currency transactions............................     (305,735)
                                                           ------------
Net Realized Gain.........................................    3,603,906
                                                           ------------
Change in Net Unrealized Appreciation (Depreciation) From:
 Security transactions....................................  (15,007,267)
 Foreign currency transactions............................      201,134
                                                           ------------
Decrease in Net Unrealized Appreciation...................  (14,806,133)
                                                           ------------
Net Loss on Investments and Foreign Currencies............  (11,202,227)
                                                           ------------
Decrease in Net Assets From Operations.................... $(11,411,368)
                                                           ============

See Notes to Financial Statements.

                                      9

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ITA

The Italy Fund Inc.

Statements of Changes in Net Assets
For the Three Months Ended April 30, 2001 (unaudited)
and the Year Ended January 31, 2001
----------------------------------------------------------

                                                 April 30     January 31
                                               ------------  ------------
OPERATIONS:
Net investment income (loss).................. $   (209,141) $    825,934
Net realized gain.............................    3,603,906    46,209,985
Decrease in net unrealized appreciation.......  (14,806,133)  (31,273,792)
                                               ------------  ------------
Increase (Decrease) in Net Assets
  From Operations.............................  (11,411,368)   15,762,127
                                               ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.........................           --    (1,944,620)
Net realized gains (includes stock dividend
  of $8,823,272)..............................           --   (49,016,486)
                                               ------------  ------------
Decrease in Net Assets From
  Distributions to Shareholders...............           --   (50,961,106)
                                               ------------  ------------

FUND SHARE TRANSACTIONS (NOTE 7):
Treasury stock acquired.......................     (719,608)   (7,053,699)
Tender offer (includes expenses of $75,375 and
  $99,897, respectively)......................      (75,375)  (40,417,863)
Stock dividends...............................           --     8,923,272
                                               ------------  ------------
Decrease in Net Assets From
  Fund Share Transactions.....................     (794,983)  (38,548,290)
                                               ------------  ------------
Decrease in Net Assets........................  (12,206,351)  (73,747,269)

NET ASSETS:
Beginning of period...........................   86,983,597   160,730,866
                                               ------------  ------------
End of period*................................ $ 74,777,246  $ 86,983,597
                                               ============  ============
* Includes accumulated net investment
  loss of:....................................    $(506,616)           --
                                               ============  ============

See Notes to Financial Statements.

                                      10

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The Italy Fund Inc.

Notes to Financial Statements (unaudited)
----------------------------------------------------------

1. Significant Accounting Policies

The Italy Fund Inc. ("Fund"), a Maryland corporation, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price in the primary exchange on which they are traded; securities for which no sales price was reported on that date are valued at the mean between the bid and ask price. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. If bid and ask quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At January 31, 2001, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets,

                                      11

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The Italy Fund Inc.

Notes to Financial Statements (unaudited) (continued)
----------------------------------------------------------

liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment manager of the Fund. The Fund pays SBFM a fee calculated at an annual rate of 0.95% of the average daily net assets for all management and administrative services. This fee is calculated daily and paid monthly.

All officers (except one) and one Director of the Fund are employees of Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH.

For the three months ended April 30, 2001, SSB received no brokerage commissions.

3. Investments

During the three months ended April 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases.. $9,133,104
            ==========
Sales...... $7,684,370
            ==========

At April 30, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation.. $26,252,081
Gross unrealized depreciation..  (1,536,405)
                                -----------
Net unrealized appreciation.... $24,715,676
                                ===========

                                      12

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The Italy Fund Inc.

Notes to Financial Statements (unaudited) (continued)
----------------------------------------------------------


4. Securities Valued by the Fund's Board of Directors

One of the Fund's investments is valued at the direction of the Fund's Board of Directors; this security is restricted as to resale and has been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted security. The table below shows the security valued by the Fund's Board of Directors:

          Number of Acquisition 4/30/01    Value Per Percentage of
Security  Shares     Date       Fair Value  Unit     Net Assets      Cost
-           -----     -------    -------    ------       -----     --------
ETF Group 4,220     3/13/00     $78,408    $18.58    0.10%         $297,774

5. Concentration of Risk

Because the Fund concentrates its investments in securities issued by Italian corporations, its portfolio may be subject to special risks and considerations not typically associated with investing in a broader range of securities, including foreign currency risk. In addition, the Fund is more susceptible to factors adversely affecting the Italian economy than a fund not concentrated in these issuers to the same extent.

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 2001, the Fund had loaned common stocks which were collateralized by cash. The market value for the securities on loan for the Fund was $44,145,642.

                                      13

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The Italy Fund Inc.

Notes to Financial Statements (unaudited) (continued)
----------------------------------------------------------


At April 30, 2001, the cash collateral received for these securities on loan was invested as follows:

Security Description                                        Value

---------------------------------------------------------------------
Time Deposits:
  Abbey National London, 4.56% due 5/1/01                $ 2,327,190
  Banca Commerciale Italiano, London, 4.69% due 5/1/01     2,327,190
  Barclays Nassau, 4.56% due 5/1/01                        2,327,189
  BNP Paribas, London, 4.75% due 5/1/01                    2,327,189
  Caisse de Depots et Consign., Paris, 4.69% due 5/1/01    2,327,189
  Credit Agricole Indozuez, 4.70% due 5/1/01               2,322,409
  Den Danske-Copenhagen, 4.70% due 5/1/01                  2,327,189
  Rabobank, Singapore, 4.56% due 5/1/01                    2,327,189
  Societe Generale, 4.75% due 5/1/01                       2,327,189
  Unibank, 4.69% due 5/1/01                                2,327,189
  Union Bank of Switzerland, 4.56% due 5/1/01              2,327,189
  Westdeutsche Landesbank, London, 4.56% due 5/1/01        2,327,189
Repurchase Agreements:
  Bear Stearns, 4.69% due 5/1/01                           9,200,516
  Morgan Stanley, 4.61% due 5/1/01                         8,788,768

---------------------------------------------------------------------
Total                                                    $45,910,774
---------------------------------------------------------------------

Interest income earned by the Fund from securities lending for the three months ended April 30, 2001 was $41,729.

7. Capital Stock

At April 30, 2001, the Fund had authority to issue 20,000,000 shares of common stock with a par value of $0.01 per share.

On October 27, 1998, the Fund commenced a share repurchase plan. Since inception of the share repurchase plan, the Fund has repurchased 1,599,073 shares with a total cost of $24,846,766. For the three months ended April 30, 2001, the Fund has repurchased 68,098 shares with a total cost of $719,608.

In addition, for the year ended January 31, 2001, the Fund repurchased 2,012,879 shares through a tender offer, which terminated on September 5, 2000, amounting to $40,493,238, which included expenses of $75,375 and $99,897, paid during the three months ended April 30, 2001 and the year ended January 31, 2001, respectively.

                                      14

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The Italy Fund Inc.

Financial Highlights
----------------------------------------------------------

Set forth below is per share operating performance data for a share of common stock outstanding throughout each year ended January 31, unless otherwise noted. Total return and ratios to average net assets are also provided. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                      2001/(1)/  2001/(2)/   2000      1999      1998      1997

---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period  $12.73      $19.24     $18.09    $14.49    $11.94     $9.56
                                     -------     -------   --------  --------  --------  --------
Income (Loss) From Operations:
  Net investment income (loss)......   (0.03)       0.11       0.12      0.17      0.07      0.10
  Net realized and unrealized
   gain (loss)......................   (1.66)       1.36       3.94      3.82      2.50      2.52
                                     -------     -------   --------  --------  --------  --------
Total Income (Loss) From Operations.   (1.69)       1.47       4.06      3.99      2.57      2.62
                                     -------     -------   --------  --------  --------  --------
Gain From Repurchase of
 Treasury Stock.....................    0.01        0.16       0.27      0.07        --        --
                                     -------     -------   --------  --------  --------  --------
Gain From Tender Offer (3)..........      --        0.12         --        --        --        --
                                     -------     -------   --------  --------  --------  --------
Loss From Stock Dividend (4)........      --       (0.28)        --        --        --        --
                                     -------     -------   --------  --------  --------  --------
Less Distributions From:
  Net investment income.............      --       (0.24)     (0.24)    (0.20)    (0.02)    (0.24)
  Net realized gains................      --       (7.74)     (2.94)    (0.26)       --        --
                                     -------     -------   --------  --------  --------  --------
Total Distributions.................      --       (7.98)     (3.18)    (0.46)    (0.02)    (0.24)
                                     -------     -------   --------  --------  --------  --------
Net Asset Value, End of Period......  $11.05      $12.73     $19.24    $18.09    $14.49    $11.94
                                     =======     =======   ========  ========  ========  ========
Market Value, End of Period.........   $9.64     $11.450    $16.688   $14.938   $12.125   $10.000
                                     =======     =======   ========  ========  ========  ========
Total Return, Based on
 Market Value (5)...................  (15.81)%++   21.90%     35.61%    26.96%    21.53%    24.49%
                                     =======     =======   ========  ========  ========  ========
Total Return, Based on
 Net Asset Value (5)................  (13.20)%++   17.55%     29.10%    28.66%    21.59%    28.27%
                                     =======     =======   ========  ========  ========  ========
Net Assets, End of Period (000's)... $74,777     $86,984   $160,731  $167,682  $137,712  $113,433
                                     =======     =======   ========  ========  ========  ========
Ratios to Average Net Assets:
  Net investment income (loss)......   (1.15)%+     0.56%      0.68%     0.58%     0.61%     0.97%
  Expenses (6)......................    1.65+       1.32       1.23      1.22      1.29      1.42
Portfolio Turnover Rate.............      10%         29%        28%       22%       16%       47%

--------
(1) For the three months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the average shares method.
(3) Calculated based on ending shares outstanding at the date of tender offer, September 5, 2000.
(4) Calculated based on ending shares outstanding at the date of stock dividend distribution,
    December 29, 2000.
(5) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(6) During the year ended January 31, 1997, the Fund earned credits from the custodian which reduced service fees incurred. If the credits were taken into consideration, the ratios of expenses to average net assets would have been 1.42%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

                                      15

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The Italy Fund Inc.

Quarterly Results of Operations (unaudited)
----------------------------------------------------------

                                                                                   Net Increase
                                                             Net Realized          (Decrease) in
                     Investment        Net Investment       and Unrealized          Net Assets
                    Income (Loss)       Income (Loss)         Gain (Loss)         From Operations
                 ------------------- ------------------- --------------------- ---------------------
                               Per                 Per                   Per                   Per
                    Total     Share     Total     Share      Total      Share      Total      Share
Quarter Ended    ----------  ------  ----------  ------  ------------  ------  ------------  ------
April 30, 1999.. $  194,353  $ 0.02  $ (289,898) $(0.03) $ (2,892,195) $(0.33) $ (3,182,093) $(0.36)
July 31, 1999...  2,483,951    0.29   2,020,175    0.23    (3,929,497)  (0.46)   (1,909,322)  (0.22)
October 31, 1999     59,189    0.01    (392,546)  (0.05)     (373,073)  (0.04)     (765,619)  (0.09)
January 31, 2000    203,844    0.02    (288,563)  (0.03)   39,792,076    4.76    39,503,513    4.73
April 30, 2000..    757,114    0.09     225,691    0.03    13,125,426    1.62    13,351,117    1.65
July 31, 2000...  1,870,965    0.23   1,353,674    0.17     8,589,820    1.07     9,943,494    1.23
October 31, 2000    165,500    0.03    (269,567)  (0.04)   (8,749,608)  (1.46)   (9,019,175)  (1.50)
January 31, 2001     (6,182)  (0.00)   (483,864)  (0.07)    1,970,555    0.29     1,486,691    0.22
April 30, 2001..     91,782    0.01    (209,141)  (0.03)  (11,202,227)  (1.66)  (11,411,368)  (1.69)

                                      16

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The Italy Fund Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)
----------------------------------------------------------


Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan"), a shareholder of the Fund whose shares are registered in his own name will automatically be a participant in the Plan and will have all distributions automatically reinvested in additional shares of the Fund by PFPC Global Fund Services ("PFPC"), as dividend-paying agent under the Plan, unless the shareholder informs PFPC that he elects to receive distributions in cash. Distributions with respect to shares registered in the name of a broker-dealer or nominee ("Nominee"), which holds shares for others (that is, in "street name"), may be reinvested by the Nominee in additional shares under the Plan, but only if the service is provided by the Nominee and the Nominee makes an election on behalf of the shareholder to participate in the Plan. Investors who own Fund shares registered in street name should consult their Nominee for details regarding reinvestment. Shareholders who do not participate in the Plan will receive all distributions in cash paid in dollars by check mailed directly to the shareholder by PFPC as dividend paying agent.

The number of shares of common stock participants in the Plan receive in lieu of a cash dividend is determined in the following manner. Whenever the market price of Fund shares is equal to or exceeds the net asset value of Fund shares at the time such shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at the greater of (i) net asset value per share or
(ii) 95% of the then current market value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, PFPC will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, as soon as practicable after the record date for the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts is based on the average per share purchase price of Fund shares so purchased, including brokerage commissions. Additionally, if the market price exceeds the net asset value of Fund shares before PFPC has completed its purchases, PFPC is permitted to cease purchasing shares and the Fund may issue the remaining shares at the greater of (a) net asset value or
(b) 95% of the then current market price.

Participants in the Plan have the option of making additional semi-annual cash payments to PFPC in any amount from $100 to $3,000 for investment in Fund shares. PFPC uses all funds so received (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

                                      17

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The Italy Fund Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)
----------------------------------------------------------


Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a pro rata share of brokerage commissions incurred with respect to PFPC's open market purchases of Fund shares in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

A shareholder may terminate participation in the Plan at any time by notifying PFPC in writing. A termination will be effective immediately if notice is received by PFPC no less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC will either (i) issue certificates for the shares credited to a shareholder's Plan account together with a check representing any fractional shares or (ii) sell such shares in the market.

Information concerning the Plan may be obtained from PFPC Global Fund Services at 1-800-331-1710.

                             --------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                                      18

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The Italy Fund Inc.
----------------------------------------------------------


INVESTMENT MANAGER AND ADMINISTRATOR

Smith Barney Fund Management LLC
7 World Trade Center
New York, New York 10048

ADVISORY BOARD

Pierre Henchoz

DIRECTORS

Phillip Goldstein
Glenn Goodstein
Dr. Paul Hardin
Heath B. McLendon
George M. Pavia

James J. Crisona, Emeritus
Alessandro C. di Montezemolo, Emeritus

OFFICERS

Heath B. McLendon
Chairman

Mario d'Urso
President

Lewis E. Daidone
Senior Vice President and Treasurer

Rein W. van der Does
Vice President and Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

           ---------------------------------------------------------

       This report is intended only for the shareholders of The Italy Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

           ---------------------------------------------------------

           ---------------------------------------------------------

       Comparisons between changes in the Fund's net asset value per share and changes in the Banca Commerciale Italiana Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Euro/Dollar exchange rate. This Index generally reflects ordinary shares (as opposed to savings shares).

           ---------------------------------------------------------

                              The Italy Fund Inc.

                             7 World Trade Center
                           New York, New York 10048
                                 FD01141 6/01